Exhibit 10.2

COMMON UNIT PURCHASE AGREEMENT

by and among

SHELL MIDSTREAM PARTNERS, L.P.

and

THE PURCHASERS NAMED ON SCHEDULE A HERETO

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Schedule A	—	List of Purchasers and Commitment Amounts

Exhibit A	—	Form of Registration Rights Agreement
Exhibit B	—	Form of Opinion of Baker Botts LLP
Exhibit C	—	Form of Opinion of General Counsel

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COMMON UNIT PURCHASE AGREEMENT

This COMMON UNIT PURCHASE AGREEMENT, dated as of May 12, 2015 (this “Agreement”), is by and among SHELL MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (the “Partnership”), and each of the purchasers listed on Schedule A hereof (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, to fund a portion of the purchase price for the Drop-down (as defined below), the Partnership desires to sell to the Purchasers, and the Purchasers desire to purchase from the Partnership, certain Common Units (as defined below), in accordance with the provisions of this Agreement; and

WHEREAS, the Partnership and the Purchasers will enter into a registration rights agreement (the “Registration Rights Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which the Partnership will provide the Purchasers with certain registration rights with respect to the Common Units acquired pursuant hereto.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Partnership and each of the Purchasers, severally and not jointly, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph.

“Bengal” means Bengal Pipeline Company, LLC, a Delaware limited liability company.

“Bengal LLC Agreement” has the meaning specified in Section 3.2(j).

“Business Day” means a day other than (i) a Saturday or Sunday or (ii) any day on which banks located in New York, New York, U.S.A. are authorized or obligated to close.

“Closing” has the meaning specified in Section 2.2.

“Closing Date” has the meaning specified in Section 2.2.

“Colonial” means Colonial Pipeline Company, a Delaware and Virginia corporation.

“Commission” means the United States Securities and Exchange Commission.

“Common Unit Price” has the meaning specified in Section 2.1(b).

“Common Units” means units representing limited partnership interests in the Partnership.

“Delaware LLC Act” means the Delaware Limited Liability Company Act.

“Delaware LP Act” means the Delaware Revised Uniform Limited Partnership Act.

“Drop-down” means that certain acquisition by the Partnership of additional equity interests in Zydeco and Colonial pursuant to the Drop-down Agreement.

“Drop-down Agreement” means the Purchase and Sale Agreement by and among the Partnership, SPLC and the Operating Company, dated as of May 12, 2015.

“Environmental Laws” has the meaning specified in Section 3.22.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles.

“General Partner” means Shell Midstream Partners GP LLC, a Delaware limited liability company.

“General Partner Interest” has the meaning specified in Section 3.2(d).

“General Partner Units” means general partner units representing the General Partner’s 2% general partner interest in the Partnership.

“Governmental Authority” means, with respect to a particular Person, any country, state, county, city and political subdivision in which such Person or such Person’s property is located or that exercises valid jurisdiction over any such Person or such Person’s property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authority that exercises valid jurisdiction over any such Person or such Person’s property. Unless otherwise specified, all references to Governmental Authority herein with respect to the Partnership mean a Governmental Authority having jurisdiction over the Partnership, its Subsidiaries or any of their respective properties or assets.

“Incentive Distribution Rights” means all of the incentive distribution rights of the Partnership.

“Investment Company Act” has the meaning specified in Section 3.33.

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“Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.

“Lien” means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purpose of this Agreement, a Person shall be deemed to be the owner of any property that it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person in a transaction intended to create a financing.

“LP Holdco” means Shell Midstream LP Holdings LLC, a Delaware limited liability company.

“Mars” means Mars Oil Pipeline Company, a Texas general partnership.

“Material Adverse Effect” has the meaning specified in Section 3.1.

“Money Laundering Laws” has the meaning specified in Section 3.26.

“NYSE” means The New York Stock Exchange, Inc.

“OFAC” has the meaning specified in Section 3.27.

“Operating Company” means Shell Midstream Operating LLC, a Delaware limited liability company.

“Operating Company LLC Agreement” has the meaning specified in Section 3.2(g).

“Operating Subsidiaries” means the Operating Company, Zydeco and Mars.

“Operative Documents” means, collectively, this Agreement and the Registration Rights Agreement or any amendments, supplements, continuations or modifications thereto.

“Partnership” has the meaning set forth in the introductory paragraph.

“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership dated as of November 3, 2014.

“Partnership Entities” and each a “Partnership Entity” means the Partnership, the General Partner, SPLC, the Operating Company, Zydeco and Mars.

“Partnership Related Parties” has the meaning specified in Section 6.2.

“Permits” has the meaning specified in Section 3.18.

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“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other form of entity.

“Purchase Price” means, with respect to a particular Purchaser, the amount set forth opposite such Purchaser’s name under the column titled “Purchase Price” set forth on Schedule A hereto.

“Purchased Units” means, with respect to a particular Purchaser, the number of Common Units equal to the aggregate Purchase Price set forth opposite such Purchaser’s name under the column titled “Purchase Price” set forth on Schedule A hereto divided by the Common Unit Price.

“Purchaser” and “Purchasers” have the meanings set forth in the introductory paragraph.

“Purchaser Related Parties” has the meaning specified in Section 6.1.

“Registration Rights Agreement” has the meaning set forth in the recitals hereto.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Representatives” of any Person means the Affiliates, officers, directors, managers, employees, agents, counsel, accountants, investment bankers and other representatives of such Person.

“Rights-of-way” has the meaning specified in Section 3.17.

“SEC Reports” means reports and statements filed by the Partnership under the Exchange Act and statements filed by the Partnership under the Securities Act (in the form that became effective), including all amendments, exhibits and schedules thereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Significant Subsidiaries” has the meaning specified in Section 3.1.

“SPLC” means Shell Pipeline Company LP, a Delaware limited partnership.

“Sponsor Units” means the Common Units held by LP Holdco.

“Subordinated Units” has the meaning set forth in the Partnership Agreement.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership

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(considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Zydeco” means Zydeco Pipeline Company LLC, a Delaware limited liability company.

“Zydeco LLC Agreement” has the meaning specified in Section 3.2(h).

ARTICLE II

AGREEMENT TO SELL AND PURCHASE

Section 2.1 Sale and Purchase.

(a) Subject to the terms and conditions hereof, the Partnership hereby agrees to issue and sell to each Purchaser and each Purchaser hereby agrees, severally and not jointly, to purchase from the Partnership, its respective Purchased Units, and each Purchaser agrees, severally and not jointly, to pay the Partnership the Common Unit Price for each Purchased Unit as set forth in paragraph (b) below. The obligations of each Purchaser under this Agreement are independent of the obligations of each other Purchaser, and the failure or waiver of performance by any Purchaser does not excuse performance by any other Purchaser or by the Partnership.

(b) The amount per Common Unit each Purchaser will pay to the Partnership to purchase the Purchased Units (the “Common Unit Price”) hereunder shall be $39.00.

Section 2.2 Closing. Subject to the terms and conditions hereof, the consummation of the purchase and sale of the Purchased Units hereunder (the “Closing”) shall take place at the offices of Baker Botts L.L.P., One Shell Plaza, 910 Louisiana Street, Houston, Texas 77002, or such other location as mutually agreed by the parties, and upon the later to occur of (i) the first Business Day following the satisfaction or waiver of the conditions set forth in Sections 2.3, 2.4 and 2.5 (other than those conditions that are by their terms to be satisfied at the Closing) and (ii) the closing of the Drop-down; provided, however, that if such later event is the closing of the Drop-down, then the Closing shall occur concurrently therewith (the date of such closing, the “Closing Date”).

Section 2.3 Mutual Conditions. The respective obligations of each party to consummate the purchase and issuance and sale of the Purchased Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(a) No Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction that temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or makes the transactions contemplated hereby illegal;

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(b) There shall not be pending any suit, action or proceeding by any Governmental Authority seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement; and

(c) The closing of the Drop-down shall have occurred, or shall occur concurrently with the Closing in which case all conditions set forth in Article VII of the Drop-down Agreement shall have been satisfied in all material respects or the fulfillment of any such conditions shall have been waived, except for those conditions which, by their nature, will be satisfied concurrently with the Closing.

Section 2.4 Each Purchaser’s Conditions. The obligation of each Purchaser to consummate the purchase of its Purchased Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Purchaser on behalf of itself in writing with respect to its Purchased Units, in whole or in part, to the extent permitted by applicable Law):

(a) The Partnership shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Partnership on or prior to the Closing Date;

(b) (i) The representations and warranties of the Partnership (A) set forth in Sections 3.1, 3.2 and 3.5 and (B) contained in this Agreement that are qualified by materiality or a Material Adverse Effect shall be true and correct when made and as of the Closing Date and (ii) all other representations and warranties of the Partnership shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only, it being expressly understood and agreed that representations and warranties made “As of the date hereof” or “As of the date of this Agreement”, or a similar phrase, are made as of May 12, 2015, and will not be required to be true and correct as of the Closing Date);

(c) The NYSE shall have authorized, upon official notice of issuance, the listing of the Purchased Units;

(d) No notice of delisting from the NYSE shall have been received by the Partnership with respect to the Common Units;

(e) The Common Units shall not have been suspended by the Commission or the NYSE from trading on the NYSE nor shall suspension by the Commission or the NYSE have been threatened in writing by the Commission or the NYSE;

(f) No Material Adverse Effect shall have occurred and be continuing;

(g) The Partnership shall have delivered, or caused to be delivered, to the Purchasers at the Closing, the Partnership’s closing deliveries described in Section 2.6; and

(h) The execution and delivery by the Partnership of the Registration Rights Agreement.

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Section 2.5 The Partnership’s Conditions. The obligation of the Partnership to consummate the sale of the Purchased Units to a Purchaser shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions with respect to such Purchaser (any or all of which may be waived by the Partnership in writing, in whole or in part, to the extent permitted by applicable Law):

(a) The representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality shall be true and correct when made and as of the Closing Date and all other representations and warranties of such Purchaser shall be true and correct in all material respects as of the Closing Date (except that representations of such Purchaser made as of a specific date shall be required to be true and correct as of such date only); and

(b) Such Purchaser shall have delivered, or caused to be delivered, to the Partnership at the Closing such Purchaser’s closing deliveries described in Section 2.7.

By acceptance of the certificate or certificates representing the Purchased Units, each Purchaser shall be deemed to have represented to the Partnership that such Purchaser has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by it on or prior to the Closing Date; and the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality are true and correct as of the Closing Date and all other representations and warranties of such Purchaser are true and correct in all material respects as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only).

Section 2.6 Partnership Deliveries. At the Closing, subject to the terms and conditions hereof, the Partnership will deliver, or cause to be delivered, to each Purchaser:

(a) evidence of the Purchased Units credited to book-entry accounts maintained by the transfer agent of the Partnership, bearing the legend or restrictive notation set forth in Section 4.9, free and clear of all Liens, other than transfer restrictions under the Partnership Agreement and applicable federal and state securities laws;

(b) the Registration Rights Agreement in the form attached to this Agreement as Exhibit A, which shall have been duly executed by the Partnership;

(c) A certificate of the Secretary of State of the State of Delaware, dated a recent date, to the effect that each of the General Partner and the Partnership is in good standing;

(d) A cross-receipt executed by the Partnership and delivered to such Purchaser certifying that it has received the Purchase Price from such Purchaser as of the Closing Date;

(e) An opinion addressed to the Purchasers from Baker Botts L.L.P., legal counsel to the Partnership, dated as of the Closing, in the form and substance attached hereto as Exhibit B;

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(f) An opinion addressed to the Purchasers from the general counsel of the General Partner, dated as of the Closing, in the form and substance attached hereto as Exhibit C;

(g) A certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the General Partner, on behalf of the Partnership, in their capacities as such, stating that:

(i) The Partnership has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by the Partnership on or prior to the Closing Date; and

(ii) The representations and warranties of the Partnership contained in this Agreement that are qualified by materiality or Material Adverse Effect are true and correct as of the Closing Date and all other representations and warranties of the Partnership are, individually and in the aggregate, true and correct in all material respects as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only); and

(h) A certificate of the Secretary or Assistant Secretary of the General Partner, on behalf of the Partnership, certifying as to (1) the Amended and Restated Certificate of Limited Partnership of the Partnership and the Partnership Agreement, (2) board resolutions authorizing the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, including the issuance of the Purchased Units, and (3) its incumbent officers authorized to execute the Operative Documents, setting forth the name and title and bearing the signatures of such officers.

Section 2.7 Purchaser Deliveries. At the Closing, subject to the terms and conditions hereof, each Purchaser will deliver, or cause to be delivered, to the Partnership:

(a) Payment to the Partnership of the Purchase Price set forth opposite such Purchaser’s name under the column titled “Purchase Price” on Schedule A hereto by wire transfer of immediately available funds to an account designated by the Partnership in writing at least two Business Days prior to the Closing Date; provided that such delivery shall only be required after delivery of the Purchased Units as set forth in Section 2.6(a);

(b) The Registration Rights Agreement in the form attached to this Agreement as Exhibit A, which shall have been duly executed by such Purchaser; and

(c) A cross-receipt executed by such Purchaser and delivered to the Partnership certifying that it has received its Purchased Units as of the Closing Date.

Section 2.8 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Operative Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Operative Document. Nothing contained herein or in any other Operative Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any

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way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Operative Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Operative Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

The Partnership represents and warrants to each Purchaser as follows:

Section 3.1 Formation and Qualification of the Partnership Entities. Each of the Partnership Entities has been duly organized, is validly existing and in good standing as a limited partnership, limited liability company or general partnership, as the case may be, under the laws of its jurisdiction of organization and is duly qualified to do business and is in good standing as a foreign limited partnership, limited liability company or general partnership, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such registration or qualification, except where the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, unitholders’ equity, properties, assets, business or prospects of the Partnership Entities taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”) or subject the limited partners of the Partnership to any material liability or disability. Each of the Partnership Entities has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Partnership does not own or control, directly or indirectly, any corporation, association or other entity other than the Operating Subsidiaries. None of the subsidiaries of the Partnership (other than Zydeco (collectively, the “Significant Subsidiaries”)) is a “significant subsidiary” (as defined in Rule 405 under the Securities Act).

Section 3.2 Purchased Units; Capitalization.

(a) On the Closing Date, the Purchased Units shall have those rights, preferences, privileges and restrictions governing the Common Units as set forth in the Partnership Agreement.

(b) General Partner. The General Partner has, and at the Closing Date will have, full limited liability company power and authority to serve as general partner of the Partnership.

(c) Common Units Held. The limited partners of the Partnership hold 67,475,068 million Common Units and 67,475,068 Subordinated Units; such Common Units and Subordinated Units are the only limited partner interests of the Partnership that are issued and outstanding; all of such Common Units have been duly authorized and validly issued pursuant to the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

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(d) Ownership of the General Partner Interest in the Partnership. The General Partner is, and on the Closing Date will be, the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership (the “General Partner Interest”), such General Partner Interest being represented by the General Partner Units; such General Partner Units have been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such General Partner Units free and clear of all Liens, except for restrictions on transferability that may be imposed by federal or state securities laws or contained in the Partnership Agreement.

(e) Ownership of the Incentive Distribution Rights. The General Partner owns, and on the Closing Date will own, all of the Incentive Distribution Rights; the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the General Partner owns such Incentive Distribution Rights free and clear of all Liens.

(f) Ownership of the Sponsor Units. LP Holdco owns, and on the Closing Date will own, all of the Sponsor Units; the Sponsor Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and LP Holdco owns such Sponsor Units free and clear of all Liens.

(g) Ownership of Operating Company. The Partnership owns, and on the Closing Date will own, a 100% membership interest in the Operating Company; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Company (the “Operating Company LLC Agreement”) and is fully paid (to the extent required under the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens.

(h) Ownership of Zydeco Pipeline Company LLC. On the Closing Date, after giving effect to the Drop-down, the Operating Company will own a 62.5% membership interest in Zydeco; such membership interest will have been duly authorized and validly issued in accordance with the limited liability company agreement of Zydeco (the “Zydeco LLC Agreement”) and will be fully paid (to the extent required under the Zydeco LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest will be owned free and clear of all Liens.

(i) Ownership of Mars Oil Pipeline Company. The Operating Company owns, and on the Closing Date will own, a 28.6% general partnership interest in Mars; such general partnership interest has been duly authorized, validly issued, fully paid and nonassessable; and such general partnership interest is owned free and clear of all Liens.

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(j) Ownership of Bengal Pipeline Company, LLC. The Operating Company owns, and on the Closing Date will own, a 49.0% membership interest in Bengal; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Bengal (the “Bengal LLC Agreement”) and is fully paid (to the extent required under the Bengal LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such membership interest is owned free and clear of all Liens.

(k) Ownership of Colonial Pipeline Company. On the Closing Date, after giving effect to the Drop-down, the Operating Company will own 3.0% of the outstanding capital stock of Colonial; such stock has been duly authorized, validly issued, fully paid and nonassessable; and such stock is owned free and clear of all Liens.

(l) Voting Control. The Partnership has and will have voting control over all of the membership interests in Zydeco, 71.5% of the general partnership interests in Mars and 50.0% of the membership interests in Bengal.

(m) No Other Subsidiaries. The General Partner does not own and will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than the Partnership, the Operating Subsidiaries, Bengal and Colonial. On the Closing Date, after giving effect to the Drop-down, the Partnership will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than the Operating Subsidiaries, Bengal and Colonial.

Section 3.3 No Conflicts. The issue and sale of the Purchased Units and the application of the proceeds therefrom, the execution, delivery and performance of this Agreement by the Partnership and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Partnership Entities, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which any Partnership Entity is a party or by which any Partnership Entity is bound or to which any of the property or assets of any Partnership Entity is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of any Partnership Entity or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over any Partnership Entity or any of their properties or assets, except, with respect to clauses (i) and (iii), any conflict, breach, violation or default that would not reasonably be expected to have a Material Adverse Effect.

Section 3.4 No Defaults. None of the Partnership Entities (i) is in violation of its charter or by laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute or any order, rule or regulation of any court

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or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.5 Authority. The Partnership has all requisite power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. The Partnership has all requisite limited partnership power and authority to issue, sell and deliver (i) the Purchased Units to be sold by it, in accordance with and upon the terms and conditions set forth in this Agreement and the Partnership Agreement. On the Closing Date, all limited partnership or limited liability company action, as the case may be, required to be taken by the General Partner or the Partnership for the authorization, issuance, sale and delivery of the Purchased Units, the execution and delivery of the Operative Documents and the consummation of the transactions contemplated hereby, shall have been validly taken.

Section 3.6 No Consents. No consent, approval, authorization or order of, or filing, with, any court or governmental agency or body having jurisdiction over the Partnership Entities or any of their properties or assets is required for (i) the issuance and sale of the Purchased Units, (ii) the execution, delivery and performance of this Agreement by the Partnership Entities that are parties hereto or thereto, as the case may be, (iii) the consummation of the Drop-down and any other transactions contemplated hereby, or (iv) the application of the proceeds from the sale of the Common Units, except (A) such as have been, or prior to the Closing Date, will be obtained or made or (B) for the registration of the Purchased Units under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act, applicable state securities laws, the listing standards of the NYSE and the bylaws and rules of the Financial Industry Regulatory Authority in connection with the purchase and sale of the Purchased Units by the Purchasers.

Section 3.7 Authorization, Execution and Delivery of the Common Unit Purchase Agreement. This Agreement has been duly authorized and validly executed and delivered by or on behalf of the Partnership and constitutes a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its term; provided, that, with respect to this Agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

Section 3.8 Authorization, Execution, Delivery and Enforceability of Certain Agreements. On the Closing Date, each of the Operative Documents will have been duly authorized, executed and delivered by the Partnership Entities party thereto and will be a valid and legally binding agreement of such Partnership Entity, enforceable against such Partnership Entity in accordance with its terms; provided, that, with respect to each such agreement, the

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enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

Section 3.9 Valid Issuance; No Options or Preemptive Rights of Common Units. The Purchased Units to be issued and sold by the Partnership and the limited partner interests represented thereby have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Purchasers against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act). Except as provided for in the Partnership Agreement, there are no profits interests or other equity interest, options, warrants, preemptive rights, rights of first refusal or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Partnership Entities, in each case pursuant to the certificates of limited partnership or formation or any other organizational documents of any such Partnership Entity or any other agreement or other instrument to which any such Partnership Entity may be bound. Except as provided for in the Partnership Agreement, neither the filing of the Registration Statement pursuant to the Registration Rights Agreement nor the offering or sale of the Common Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership.

Section 3.10 No Registration Rights. Except as contemplated by this Agreement and the Registration Rights Agreement or pursuant to the Partnership Agreement, there are no contracts, agreements or understandings between any of the Partnership and any Person granting such Person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of the Partnership owned or to be owned by such person or to require the Partnership to include such securities in the Registration Statement or in any securities registered or to be registered pursuant to any registration statement filed by or required to be filed by the Partnership under the Securities Act.

Section 3.11 Periodic Reports. The SEC Reports have been filed with the Commission on a timely basis. The SEC Reports, including, without limitation, any audited or unaudited financial statements and any notes thereto or schedules included therein, at the time filed (or in the case of registration statements, solely on the dates of effectiveness) (except to the extent corrected by a subsequent SEC Report) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be.

Section 3.12 Financial Statements. The historical financial statements of the Partnership (including the related notes and supporting schedules) included in the SEC Reports comply as to form in all material respects with the requirements of Regulation S-X

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under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.

Section 3.13 Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, who has certified certain financial statements of the Partnership and whose reports appear in the SEC Reports, are independent public accountants with respect to the Partnership as required by the Securities Act and the rules and regulations thereunder.

Section 3.14 Litigation. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Partnership’s knowledge, threatened (i) against or affecting the Partnership Entities or any of their subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, any of the Partnership Entities or any of their subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adverse to any of the Partnership Entities or their subsidiaries, or any of their officers or directors of, or property owned or leased by, the Partnership Entities or any of their subsidiaries and (B) and such action, suit or proceeding, if so determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the performance of this Agreement or the Operative Documents or the consummation of the transactions contemplated by this Agreement or the Operative Documents.

Section 3.15 No Material Changes. As of the date hereof, except as set forth in the SEC Reports filed with the Commission on or prior to the date hereof, and except as would not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect, the date of the latest audited financial statements included in the SEC Reports (i) no Partnership Entity has (A) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (B) issued or granted any securities, (C) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (D) entered into any material transaction not in the ordinary course of business, or (E) declared or paid any distribution or dividend on its equity interests, and (ii), there has not been any change in the partnership or limited liability company interests, as applicable, or long-term debt of any of the Partnership Entities or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, partners’ equity, properties, management or business of the Partnership Entities taken as a whole.

Section 3.16 Title to Properties. Each of the Partnership Entities has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all real property and personal property owned or leased by them that are material to conduct the respective businesses of the Partnership Entities, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects as (i) are described in the SEC Reports, (ii) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by any of the Partnership Entities and (iii) would not, individually or in the aggregate, reasonably be expected to have a

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Material Adverse Effect. All assets held under lease by each of the Partnership Entities are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by any of the Partnership Entities.

Section 3.17 Rights of Way. Each of the Partnership Entities has such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the SEC Reports, subject to the limitations described in the SEC Reports, if any, except for (i) qualifications, reservations and encumbrances with respect thereto that would not have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed, in all material respects, its obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that, individually or in the aggregate, would not have a Material Adverse Effect; and none of such rights-of-way contains any restriction that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.18 Permits. Each of the Partnership Entities has such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the SEC Reports, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Partnership Entities has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect. None of the Partnership Entities has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course.

Section 3.19 Intellectual Property. Except as would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Partnership Entities owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses. The Partnership Entities have not received any notice of any claim of conflict with any such rights of others.

Section 3.20 Insurance. Except as would not reasonably be expected to have a Material Adverse Effect, each of the Partnership Entities has or is covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar

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industries (it being understood that no Partnership Entity maintains named windstorm coverage). All policies of insurance of the Partnership Entities are in full force and effect; each of the Partnership Entities is in compliance with the terms of such policies in all material respects; and none of the Partnership Entities has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by any of the Partnership Entities under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and none of the Partnership Entities has been notified that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

Section 3.21 No Labor Dispute; No Notice of Labor Law Violations. No labor disturbance by or dispute with the employees of the Partnership or any of its subsidiaries exists or, to the knowledge of the Partnership, is imminent that could reasonably be expected to have a Material Adverse Effect.

Section 3.22 Environmental Compliance. Each of the Partnership Entities (i) is in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses and (ii) has not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the SEC Reports, (x) there are no proceedings that are pending, or known to be contemplated, against any of the Partnership Entities under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) each of the Partnership Entities is not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect, and (z) none of the Partnership Entities anticipates material capital expenditures relating to Environmental Laws other than those incurred in the ordinary course of business.

Section 3.23 Tax Returns. The Partnership Entities have filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and no tax deficiency has

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been determined adversely to the Partnership Entities, nor do any of the Partnership Entities have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be asserted against the Partnership Entities, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.24 No Employment Law Violations. None of the Partnership Entities is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect.

Section 3.25 Anti-Corruption. Each of the Partnership Entities has policies in place to ensure that, to the best of the knowledge of the Partnership Entities, the Partnership Entities are in compliance with applicable anti-bribery and anti-corruption laws and regulations, including the Foreign Corrupt Practices Act of 1977.

Section 3.26 Money Laundering. The operations of the Partnership Entities are conducted in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes in the jurisdictions in which the Partnership Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency in such jurisdictions (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of any of the Partnership Entities, threatened the outcome of which may be material in the context of the offering.

Section 3.27 OFAC. None of the Partnership Entities nor any director, officer or employee of any of the Partnership Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership Entities have procedures in place to ensure that the proceeds of the offering will not directly be lent, contributed or otherwise made available to any person or entity for the purpose of financing the activities of any person or entity currently subject to U.S. sanctions administered by OFAC which prohibit any of the Partnership Entities from lending, contributing or otherwise conducting such activities or making funds available to such person or entity.

Section 3.28 Certain Fees. None of the Partnership Entities is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Purchasers for a brokerage commission, finders’ fee or like payment in connection with the offering and sale of the Purchased Units. The Partnership agrees that it will indemnify and hold harmless each Purchaser from and against any and all claims, demands or liabilities for broker’s, finder’s, placement or other similar fees or commissions incurred by the Partnership in connection with the purchase of the Purchased Units or the consummation of the transactions contemplated by this Agreement.

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Section 3.29 No Side Agreements. There are no agreements by, among or between the Partnership or any of its Affiliates, on the one hand, and any Purchaser or any of their Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.

Section 3.30 No Registration. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4.6 and Section 4.7, the issuance and sale of the Purchased Units pursuant to this Agreement is exempt from registration requirements of the Securities Act, and neither the Partnership nor, to the knowledge of the Partnership, any authorized Representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

Section 3.31 No Integration. Neither the Partnership nor any of its Affiliates, nor, to the Partnership’s knowledge, any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security of the Partnership or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Partnership on Section 4(a)(2) of the Securities Act for the exemption from the registration requirements imposed under Section 5 of the Securities Act for the transactions contemplated hereby or that would require such registration under the Securities Act.

Section 3.32 MLP Status. The Partnership is properly treated as a partnership for United States federal income tax purposes and more than 90% of the Partnership’s current gross income is qualifying income under 7704(d) of the Internal Revenue Code of 1986, as amended.

Section 3.33 Investment Company. Neither the Partnership nor any of its subsidiaries is, and as of the Closing Date and, after giving effect to the offer and sale of the Common Units, none of them will be (i) an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder, or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

Section 3.34 Accounting Controls. The Partnership maintains internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 under the rules and regulations of the Commission under the Exchange Act) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the SEC Reports, since the Partnership’s inception, there has been (1) no material weakness in the Partnership’s internal control over financial reporting (whether or not remediated) and (2) no change in the Partnership’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, hereby represents and warrants to the Partnership that:

Section 4.1 Existence. Such Purchaser is duly organized and validly existing and in good standing under the Laws of its jurisdiction of organization, with all requisite power and authority to own, lease, use and operate its properties and to conduct its business as currently conducted, except where the failure to have such power or authority would not prevent the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement.

Section 4.2 Authorization, Enforceability. Such Purchaser has all necessary corporate, limited liability company or partnership power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement has been duly authorized by all necessary action on the part of such Purchaser; and this Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors’ rights generally or by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith.

Section 4.3 No Breach. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Purchaser is a party or by which such Purchaser is bound or to which any of the property or assets of such Purchaser is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of such Purchaser, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Purchaser or the property or assets of such Purchaser, except in the cases of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement.

Section 4.4 Certain Fees. No fees or commissions are or will be payable by such Purchaser to brokers, finders, or investment bankers with respect to the purchase of any of the Purchased Units or the consummation of the transaction contemplated by this Agreement. Such Purchaser agrees that it will indemnify and hold harmless the Partnership from and against any and all claims, demands, or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by such Purchaser in connection with the purchase of the Purchased Units or the consummation of the transactions contemplated by this Agreement.

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Section 4.5 No Side Agreements. There are no other agreements by, among or between such Purchaser and any of its Affiliates, on the one hand, and the Partnership or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.

Section 4.6 Investment. The Purchased Units are being acquired for such Purchaser’s own account, the account of its Affiliates, or the accounts of clients for whom such Purchaser exercises discretionary investment authority (all of whom such Purchaser hereby represents and warrants are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated by the Commission pursuant to the Securities Act), not as a nominee or agent, and with no present intention of distributing the Purchased Units or any part thereof, and such Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States or any state, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of the Purchased Units under a registration statement under the Securities Act and applicable state securities laws or under an exemption from such registration available thereunder (including, without limitation, if available, Rule 144 promulgated thereunder). If such Purchaser should in the future decide to dispose of any of the Purchased Units, the Purchaser understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state securities law, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities.

Section 4.7 Nature of Purchaser. Such Purchaser represents and warrants to, and covenants and agrees with, the Partnership that, (a) it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act and (b) by reason of its business and financial experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Units, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.

Section 4.8 Restricted Securities. Such Purchaser understands that the Purchased Units are characterized as “restricted securities” under the federal securities Laws inasmuch as they are being acquired from the Partnership in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may not be resold absent registration under the Securities Act or an exemption therefrom. In this connection, such Purchaser represents that it is knowledgeable with respect to Rule 144 of the Commission promulgated under the Securities Act.

Section 4.9 Legend. Such Purchaser understands that the book entry evidencing the Purchased Units will bear the legend required by the Partnership Agreement as well as the following legend: “These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an

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exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”

ARTICLE V

COVENANTS

Section 5.1 Taking of Necessary Action. Each of the parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Partnership and each Purchaser shall use its commercially reasonable efforts to make all filings and obtain all consents of Governmental Authorities that may be necessary or, in the reasonable opinion of the other parties, as the case may be, advisable for the consummation of the transactions contemplated by the Operative Documents. The Partnership shall promptly and accurately respond, and shall use its commercially reasonable efforts to cause its transfer agent to respond, to reasonable requests for information (which is otherwise not publicly available) made by a Purchaser or its auditors relating to the actual holdings of such Purchaser or its accounts; provided, that the Partnership shall not be obligated to provide any such information that could reasonably result in a violation of applicable law or conflict with the Partnership’s insider trading policy or a confidentiality obligation of the Partnership. The Partnership shall use its commercially reasonable efforts to cause its transfer agent to reasonably cooperate with each Purchaser to ensure that the Purchased Units are validly and effectively issued to such Purchaser and that such Purchaser’s ownership of the Purchased Units following the Closing is accurately reflected on the appropriate books and records of the Partnership’s transfer agent.

Section 5.2 Other Actions. The Partnership shall file prior to the Closing a supplemental listing application with the NYSE to list the Purchased Units.

Section 5.3 Use of Proceeds. The Partnership shall use the collective proceeds from the sale of the Purchased Units to partially fund the Drop-down. If the transactions contemplated by the Drop-down Agreement are not closed on the same Business Day as the Closing, the Partnership shall return the Purchase Price paid to the Partnership to the applicable Purchasers within two Business Days of receipt thereof and such Purchasers shall promptly return all Purchased Units to the Partnership.

ARTICLE VI

INDEMNIFICATION

Section 6.1 Indemnification by the Partnership. The Partnership agrees to indemnify each Purchaser and its Representatives (collectively, “Purchaser Related

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Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Partnership contained herein, provided that such claim for indemnification relating to a breach of the representations or warranties is made prior to the expiration of such representations or warranties; and provided further, that no Purchaser Related Party shall be entitled to recover special, consequential (including lost profits) or punitive damages. Notwithstanding anything to the contrary, consequential damages shall not be deemed to include diminution in value of the Purchased Units, which is specifically included in damages covered by Purchaser Related Parties’ indemnification.

Section 6.2 Indemnification by Purchasers. Each Purchaser agrees, severally and not jointly, to indemnify the Partnership, the General Partner and their respective Representatives (collectively, “Partnership Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of such Purchaser contained herein, provided that such claim for indemnification relating to a breach of the representations and warranties is made prior to the expiration of such representations and warranties; and provided further, that no Partnership Related Party shall be entitled to recover special, consequential (including lost profits or diminution in value) or punitive damages.

Section 6.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Article VI of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Article VI, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under Sections 6.1 or 6.2 of this Article VI except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Article VI. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that

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it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Article VI for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Article VI if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Sections 6.1 and 6.2 hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

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ARTICLE VII

MISCELLANEOUS

Section 7.1 Interpretation and Survival of Provisions. Article, Section, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any party has an obligation under the Operative Documents, the expense of complying with that obligation shall be an expense of such party unless otherwise specified. Whenever any determination, consent, or approval is to be made or given by any Purchaser, such action shall be in such Purchaser’s sole discretion unless otherwise specified in this Agreement. If any provision in the Operative Documents is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and the Operative Documents shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of the Operative Documents, and the remaining provisions shall remain in full force and effect. The Operative Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

Section 7.2 Survival of Provisions. The representations and warranties set forth in Sections 3.1, 3.2, 3.5, 3.28, and 3.30 shall survive indefinitely, Sections 3.7, 3.8, 3.9, 3.10, 3.15, 3.16, 3.17, 3.18, 3.19, 3.20, 3.21, 3.22, 3.23, 3.24, 3.25, 3.26, 3.27, 3.29, 4.4, 4.5, 4.7, 4.8 and 4.9 hereunder shall survive the execution and delivery of this Agreement for two years, and the other representations and warranties set forth herein shall survive for a period of twelve (12) months following the Closing Date regardless of any investigation made by or on behalf of the Partnership or any Purchaser. The covenants made in this Agreement or any other Operative Document shall survive the Closing of the transactions described herein and remain operative and in full force and effect regardless of acceptance of any of the Purchased Units and payment therefor and repayment, conversion, exercise or repurchase thereof. All indemnification obligations of the Partnership and the Purchasers pursuant to this Agreement and the provisions of Article VI shall remain operative and in full force and effect unless such obligations are expressly terminated in a writing by the parties, regardless of any purported general termination of this Agreement.

Section 7.3 No Waiver; Modifications in Writing.

(a) Delay. No failure or delay on the part of any party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.

(b) Specific Waiver. Except as otherwise provided herein, no amendment, waiver, consent, modification, or termination of any provision of this Agreement or any other Operative Document (except in the case of the Partnership Agreement, for amendments adopted pursuant to

24

the terms thereof) shall be effective unless signed by each of the parties hereto or thereto affected by such amendment, waiver, consent, modification, or termination. Any amendment, supplement or modification of or to any provision of this Agreement or any other Operative Document, any waiver of any provision of this Agreement or any other Operative Document, and any consent to any departure by the Partnership from the terms of any provision of this Agreement or any other Operative Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Partnership in any case shall entitle the Partnership to any other or further notice or demand in similar or other circumstances.

Section 7.4 Binding Effect; Assignment.

(a) Binding Effect. This Agreement shall be binding upon the Partnership, the Purchasers, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

(b) Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to any Affiliate of such Purchaser without the consent of the Partnership. No portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to a non-Affiliate without the written consent of the Partnership (which consent shall not be unreasonably withheld by the Partnership).

Section 7.5 Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a) If to any Purchaser, to the respective address listed on Schedule A to the Registration Rights Agreement; and

(b) If to the Partnership:

Shell Midstream Partners, L.P.

One Shell Plaza

910 Louisiana Street

Houston, Texas 77002

Attention: General Counsel

Facsimile: 713.241.1444

with a copy to:

Baker Botts L.L.P.

One Shell Plaza

910 Louisiana Street

Houston, Texas 77002

Attention: Hillary H. Holmes

Facsimile: 713.229.7708

25

or to such other address as the Partnership or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time of transmittal, if sent via electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 7.6 Removal of Legend. In connection with a sale of the Purchased Units by a Purchaser in reliance on Rule 144, the applicable Purchaser or its broker shall deliver to the transfer agent and the Partnership a broker representation letter providing to the transfer agent and the Partnership any information the Partnership deems necessary to determine that the sale of the Purchased Units is made in compliance with Rule 144, including, as may be appropriate, a certification that the Purchaser is not an Affiliate of the Partnership and regarding the length of time the Purchased Units have been held. Upon receipt of such representation letter, the Partnership shall promptly direct its transfer agent to remove the legend referred to in Section 4.9 from the appropriate book-entry accounts maintained by the transfer agent, and the Partnership shall bear all costs associated therewith. After any Purchaser or its permitted assigns have held the Purchased Units for such time as non-Affiliates are permitted to sell without volume limitations under Rule 144, if the certificate for such Purchased Units still bears the restrictive legend referred to in Section 4.9, the Partnership agrees, upon request of the Purchaser or permitted assignee, to take all steps necessary to promptly effect the removal of the legend described in Section 4.9 from the Purchased Units, and the Partnership shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as such Purchaser or its permitted assigns provide to the Partnership any information the Partnership deems necessary to determine that the legend is no longer required under the Securities Act or applicable state laws, including a certification that the holder is not an Affiliate of the Partnership (and a covenant to inform the Partnership if it should thereafter become an Affiliate and to consent to exchange its certificates for certificates bearing an appropriate restrictive legend) and regarding the length of time the Purchased Units have been held.

Section 7.7 Entire Agreement. This Agreement, the other Operative Documents and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or the other Operative Documents with respect to the rights granted by the Partnership or any of its Affiliates or any Purchaser or any of its Affiliates set forth herein or therein. This Agreement, the other Operative Documents and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter.

26

Section 7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

Section 7.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 7.10 Termination.

(a) Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time at or prior to the Closing by any Purchaser (with respect to such Purchaser only), upon a breach in any material respect by the Partnership of any covenant or agreement set forth in this Agreement.

(b) Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate at any time at or prior to the Closing

(i) if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any Governmental Authority of competent jurisdiction that permanently restrains, permanently precludes, permanently enjoins or otherwise permanently prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal;

(ii) upon the termination of the Drop-down Agreement; or

(iii) if the Closing shall not have occurred by May 20, 2015.

(c) In the event of the termination of this Agreement as provided in this Section 7.10, this Agreement shall forthwith become null and void. In the event of such termination, there shall be no liability on the part of any party hereto, except as set forth in Section 5.3 and Article VI of this Agreement.

Section 7.11 Recapitalization, Exchanges, Etc. Affecting the Common Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Common Units, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement and prior to the Closing.

[Signature pages follow.]

27

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

SHELL MIDSTREAM PARTNERS, L.P.

By:	SHELL MIDSTREAM PARTNERS GP LLC
(its General Partner)

By:	/s/ Susan M. Ward
Susan M. Ward
Vice President and Chief Financial Officer

Signature Page to Common Unit Purchase Agreement

BARON ASSET FUND

By:	/s/ Patrick M. Patalino
	Name:	Patrick M. Patalino
	Title:	General Counsel

BARON FIFTH AVENUE GROWTH FUND

By:	/s/ Patrick M. Patalino
	Name:	Patrick M. Patalino
	Title:	General Counsel

BARON ENERGY AND RESOURCES FUND

By:	/s/ Patrick M. Patalino
	Name:	Patrick M. Patalino
	Title:	General Counsel

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ Robert Becker
	Name:	Robert Becker
	Title:	Vice President

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Robert Becker
	Name:	Robert Becker
	Title:	Vice President

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Robert Becker
	Name:	Robert Becker
	Title:	Vice President

Signature Page to Common Unit Purchase Agreement

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Robert Becker
	Name:	Robert Becker
	Title:	Vice President

CENTER COAST MLP & INFRASTRUCTURE FUND

By:	/s/ Jeff A. Jorgensen
	Name:	Robert Becker
	Title:	Director of Research

CUSHING FUND, LP
By:	Cushing Asset Management, LP, its general partner
By:	Swank Capital, LLC, its General Partner

By:	/s/ Jerry V. Swank
Name:	Robert Becker
Title:	Managing Member

SWANK MLP CONVERGENCE FUND, LP
By:	Cushing Asset Management, LP, its general partner
By:	Swank Capital, LLC, its General Partner

By:	/s/ Jerry V. Swank
Name:	Robert Becker
Title:	Managing Member

CUSHING MLP OPPORTUNITY FUND, LP
By:	Cushing Asset Management, LP, its general partner
By:	Swank Capital, LLC, its General Partner

By:	/s/ Jerry V. Swank
Name:	Robert Becker
Title:	Managing Member

Signature Page to Common Unit Purchase Agreement

CUSHING MLP MARKET NEUTRAL FUND, LP
By:	Cushing Asset Management, LP, its general partner
By:	Swank Capital, LLC, its General Partner

By:	/s/ Jerry V. Swank
Name:	Robert Becker
Title:	Managing Member

THE CUSHING MLP TOTAL RETURN FUND, LP
By:	Cushing Asset Management, LP, its general partner
By:	Swank Capital, LLC, its General Partner

By:	/s/ Jerry V. Swank
Name:	Robert Becker
Title:	Managing Member

EAGLE INCOME APPRECIATION PARTNERS, LP

By:	/s/ Stephen S. Russo
	Name:	Stephen S. Russo
	Title:	Senior Partner

EAGLE INCOME APPRECIATION II, LP

By:	/s/ Stephen S. Russo
	Name:	Stephen S. Russo
	Title:	Senior Partner

Signature Page to Common Unit Purchase Agreement

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

By:	Goldman Sachs Asset Management, L.P., its Investment Adviser

By:	/s/ Kyri Loupis
	Name:	Kyri Loupis
	Title:	Managing Director

PRUDENTIAL UTILITY FUND D/B/A PRUDENTIAL JENNISON UTILITY FUND, a series of Prudential Sector Funds, Inc. (the “Fund”)

By:	Jennison Associates LLC, as Subadviser to the Fund

By:	/s/ Ubong U. Edemeka
	Name:	Ubong U. Edemeka
	Title:	Managing Director of Jennison Associates LLC

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO, a series of Advanced Series Trust (the “Fund”)

By:	Jennison Associates LLC, as Subadviser to the Fund

By:	/s/ Ubong U. Edemeka
	Name:	Ubong U. Edemeka
	Title:	Managing Director of Jennison Associates LLC

PRUDENTIAL JENNISON GLOBAL INFRASTRUCTURE FUND, a series of Prudential World Fund, Inc. (the “Fund”)

By:	Jennison Associates LLC, as Subadviser to the Fund

By:	/s/ Ubong U. Edemeka
	Name:	Ubong U. Edemeka
	Title:	Managing Director of Jennison Associates LLC

Signature Page to Common Unit Purchase Agreement

PRUDENTIAL JENNISON MLP FUND, a series of Prudential Investment Portfolios 18 (the “Fund”)

By:	Jennison Associates LLC, as Subadviser to the Fund

By:	/s/ Ubong U. Edemeka
	Name:	Ubong U. Edemeka
	Title:	Managing Director of Jennison
Associates LLC

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO, a series of Advanced Series Trust (the “Fund”)

By:	Jennison Associates LLC, as Subadviser to the Fund

By:	/s/ Ubong U. Edemeka
	Name:	Ubong U. Edemeka
	Title:	Managing Director of Jennison
Associates LLC

KAYNE ANDERSON MLP INVESTMENT COMPANY

By:	KA Fund Advisors, LLC,
as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Managing Director

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

By:	KA Fund Advisors, LLC,
as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Managing Director

Signature Page to Common Unit Purchase Agreement

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

By:	KA Fund Advisors, LLC,
as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Managing Director

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

By:	KA Fund Advisors, LLC,
as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Managing Director

KA FIRST RESERVE, LLC

By:	KA Fund Advisors, LLC,
as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Managing Director

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	KA Fund Advisors, LLC,
as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Managing Director

Signature Page to Common Unit Purchase Agreement

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	KA Fund Advisors, LLC,
as Manager

By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Managing Director

KAYNE ANDERSON MLP FUND, L.P.

By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

ENERGY INFRASTRUCTURE FUND, L.P.

By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON MIDSTREAM INSTITUTIONAL FUND, L.P.

By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON REAL ASSETS FUND, L.P.

By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

Signature Page to Common Unit Purchase Agreement

KAYNE ANDERSON INSTITUTIONAL ENERGY GROWTH & INCOME FUND, L.P.

By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON CAPITAL INCOME PARTNERS (QP), L.P.

By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KAYNE ANDERSON INCOME PARTNERS, L.P.

By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

FIRSTENERGY CORP (FEGENCO) BV1 Q

By:	Kayne Anderson Capital Advisors, L.P.,
as its General Partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

Signature Page to Common Unit Purchase Agreement

FIRSTENERGY CORP (FEGENCO) DB Q

By:	Kayne Anderson Capital Advisors, L.P.,
as its Manager

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

FIRSTENERGY CORP (FEGENCO) PY Q

By:	Kayne Anderson Capital Advisors, L.P.,
as its Manager

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

FIRSTENERGY CORP MASTER PENSION PLAN

By:	Kayne Anderson Capital Advisors, L.P.,
as its Manager

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

FIRSTENERGY CORP TOLEDO EDISON COMPANY

By:	Kayne Anderson Capital Advisors, L.P.,
as its Manager

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

Signature Page to Common Unit Purchase Agreement

COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYEES’ RETIREMENT SYSTEM

By:	Kayne Anderson Capital Advisors, L.P.,
as its Manager

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

TEXAS MUTUAL INSURANCE COMPANY

By:	Kayne Anderson Capital Advisors, L.P.,
as its Manager

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

KAISER FOUNDATION HOSPITALS

By:	Kayne Anderson Capital Advisors, L.P.,
as its Manager

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

MTP ENERGY MASTER FUND LTD

By:	MTP ENERGY MANAGEMENT LLC, its investment advisor

By:	MAGNETAR FINANCIAL LLC, its sole member

By:	/s/ Michael Turro
	Name:	Michael Turro
	Title:	Chief Compliance Officer

Signature Page to Common Unit Purchase Agreement

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation

By:	Northwestern Mutual Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate

By:	/s/ Mary R. Linehan
	Name:	Mary R. Linehan
	Title:	Managing Director

SALIENT MLP FUND, L.P.

By:	Salient Capital Advisors, LLC
Its Investment Manager

By:	/s/ Gregory A. Reid
	Name:	Gregory A. Reid
	Title:	Managing Director

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

By:	Salient Capital Advisors, LLC
Its Investment Manager

By:	/s/ Gregory A. Reid
	Name:	Gregory A. Reid
	Title:	Managing Director

Signature Page to Common Unit Purchase Agreement

COMMONWEALTH OF PENNSYLVANIA PUBLIC SCHOOL EMPLOYEES’ RETIREMENT SYSTEM

By:	Salient Capital Advisors, LLC
Its Investment Manager

By:	/s/ Gregory A. Reid
	Name:	Gregory A. Reid
	Title:	Managing Director

OHIO POLICE AND FIRE PENSION FUND

By:	Salient Capital Advisors, LLC
Its Investment Manager

By:	/s/ Gregory A. Reid
	Name:	Gregory A. Reid
	Title:	Managing Director

TORTOISE ENERGY INFRASTRUCTURE CORPORATION, as Purchaser

By:	TORTOISE CAPITAL ADVISORS, L.L.C.
as its Investment Adviser

By:	/s/ James Mick
	Name:	James Mick
	Title:	Managing Director

TORTOISE MLP FUND, INC., as Purchaser

By:	TORTOISE CAPITAL ADVISORS, L.L.C.
as its Investment Adviser

By:	/s/ James Mick
	Name:	James Mick
	Title:	Managing Director

Signature Page to Common Unit Purchase Agreement

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC., as Purchaser

By:	TORTOISE CAPITAL ADVISORS, L.L.C.
as its Investment Adviser

By:	/s/ James Mick
	Name:	James Mick
	Title:	Managing Director

TORTOISE ENERGY INDEPENDENCE FUND, INC., as Purchaser

By:	TORTOISE CAPITAL ADVISORS, L.L.C.
as its Investment Adviser

By:	/s/ James Mick
	Name:	James Mick
	Title:	Managing Director

TORTOISE MLP & PIPELINE FUND, as Purchaser

By:	TORTOISE CAPITAL ADVISORS, L.L.C.
as its Investment Adviser

By:	/s/ James Mick
	Name:	James Mick
	Title:	Managing Director

Signature Page to Common Unit Purchase Agreement

TORTOISE PIPELINE & ENERGY FUND, INC., as Purchaser

By:	TORTOISE CAPITAL ADVISORS, L.L.C.
as its Investment Adviser

By:	/s/ James Mick
	Name:	James Mick
	Title:	Managing Director

TORTOISE VIP MLP & PIPELINE PORTFOLIO, as Purchaser

By:	TORTOISE CAPITAL ADVISORS, L.L.C.
as its Investment Adviser

By:	/s/ James Mick
	Name:	James Mick
	Title:	Managing Director

ZP ENERGY FUND, L.P., as Purchaser

By:	Zimmer Partners, LP, as Investment Manager

By:	/s/ Mitchell Pressman
	Name:	Mitchell Pressman
	Title:	CFO and authorized signatory

Signature Page to Common Unit Purchase Agreement

Schedule A – List of Purchasers and Commitment Amounts

Purchaser	Units	Commitment
Baron Asset Fund	134,746	$5,255,094.00
Baron Fifth Avenue Growth Fund	13,082	510,198.00
Baron Energy and Resources Fund	6,018	234,702.00
Cohen & Steers Global Infrastructure Fund, Inc.	19,600	764,400.00
Cohen & Steers Infrastructure Fund, Inc.	175,100	6,828,900.00
Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	54,000	2,106,000.00
Cohen & Steers MLP & Energy Opportunity Fund, Inc.	7,710	300,690.00
Center Coast MLP & Infrastructure Fund	487,179	18,999,981.00
Cushing Fund, LP	16,100	627,900.00
Swank MLP Convergence Fund, LP	12,200	475,800.00
Cushing MLP Opportunity Fund, LP	60,600	2,363,400.00
Cushing MLP Market Neutral Fund, LP	7,105	277,095.00
The Cushing MLP Total Return Fund	32,200	1,255,800.00
Eagle Income Appreciation Partners, LP	242,125	9,442,875.00
Eagle Income Appreciation II, LP	347,619	13,557,141.00
Goldman Sachs MLP Energy Infrastructure Fund	615,385	24,000,015.00
Prudential Utility Fund d/b/a Prudential Jennison Utility Fund, a series of Prudential Sector Funds, Inc.	553,983	21,605,337.00
AST Academic Strategies Asset Allocation Portfolio, a series of Advanced Series Trust	21,959	856,401.00
Prudential Jennison Global Infrastructure Fund, a series of Prudential World Fund, Inc.	4,601	179,439.00
Prudential Jennison MLP Fund, a series of Prudential Investment Portfolios, 18	8,783	342,537.00
AST Jennison Global Infrastructure Portfolio, a series of Advanced Series Trust	418	16,302.00
Kayne Anderson MLP Investment Company	641,027	25,000,053.00
Kayne Anderson Energy Total Return Fund, Inc.	128,205	4,999,995.00
Kayne Anderson Midstream/Energy Fund, Inc.	128,205	4,999,995.00
Kayne Anderson Energy Development Company	128,205	4,999,995.00
KA First Reserve, LLC	925,926	36,111,114.00
Nationwide Mutual Insurance Company	185,185	7,222,215.00
Massachusetts Mutual Life Insurance Company	92,593	3,611,127.00
Kayne Anderson MLP Fund, L.P.	166,667	6,500,013.00
Energy Infrastructure Fund, L.P.	31,481	1,227,759.00
Kayne Anderson Midstream Institutional Fund, L.P.	35,185	1,372,215.00
Kayne Anderson Real Assets Fund, L.P.	7,407	288,873.00
Kayne Anderson Institutional Energy Growth & Income Fund, L.P.	1,852	72,228.00
Kayne Anderson Capital Income Partners (QP), L.P.	55,556	2,166,684.00
Kayne Anderson Income Partners, L.P.	3,704	144,456.00
FirstEnergy Corp Master Pension Plan	46,296	1,805,544.00
FirstEnergy Corp (FEGENCO) BV1 Q	12,963	505,557.00

Schedule A to Common Unit Purchase Agreement

Purchaser	Units	Commitment
FirstEnergy Corp (FEGENCO) DB Q	9,259	361,101.00
FirstEnergy Corp (FEGENCO) PY Q	14,815	577,785.00
FirstEnergy Corp Toledo Edison Company	7,407	288,873.00
Commonwealth of Pennsylvania State Employees’ Retirement System	33,333	1,299,987.00
Texas Mutual Insurance Company	3,704	144,456.00
Kaiser Foundation Hospitals	33,333	1,299,987.00
MTP Energy Master Fund LTD	256,410	9,999,990.00
Northwestern Mutual Life Insurance Company, a Wisconsin corporation	128,205	4,999,995.00
Salient MLP Fund, L.P.	87,780	3,423,420.00
Salient MLP & Energy Infrastructure Fund II	95,865	3,738,735.00
Commonwealth of Pennsylvania Public School Employees’ Retirement System	163,240	6,366,360.00
Ohio Police and Fire Pension Fund	37,730	1,471,470.00
Tortoise Energy Infrastructure Corporation	226,272	8,824,608.00
Tortoise MLP Fund, Inc.	114,978	4,484,142.00
Tortoise Power and Energy Infrastructure Fund, Inc.	13,903	542,217.00
Tortoise Energy Independence Fund, Inc.	21,139	824,421.00
Tortoise MLP & Pipeline Fund	241,342	9,412,338.00
Tortoise Pipeline & Energy Fund, Inc.	23,022	897,858.00
Tortoise VIP MLP & Pipeline Portfolio	370	14,430.00
ZP Energy Fund, L.P.	769,231	30,000,009.00

Total	7,692,308	$300,000,012.00

Schedule A to Common Unit Purchase Agreement

Exhibit A

FORM OF

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

SHELL MIDSTREAM PARTNERS, L.P.

AND

THE INVESTORS NAMED ON SCHEDULE A HERETO

Schedule A – Investor List; Notice and Contact Information; Opt-Out

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 18, 2015, by and among Shell Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”), and each of the Persons set forth on Schedule A to this Agreement (each, an “Investor” and collectively, the “Investors”).

WHEREAS, this Agreement is made in connection with the entry into the Common Unit Purchase Agreement, on or prior to the date hereof, by and among the Partnership and the Investors (the “Common Unit Purchase Agreement”); and

WHEREAS, the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Investors pursuant to the Common Unit Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Common Unit Purchase Agreement. The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Unit Purchase Agreement” has the meaning specified therefor in the recitals of this Agreement.

“Effectiveness Period” has the meaning specified therefor in Section 2.01(a) of this Agreement.

“General Partner” means Shell Midstream Partners GP LLC, a Delaware limited liability company.

“Holder” means the record holder of any Registrable Securities.

“Included Registrable Securities” has the meaning specified therefor in Section 2.02(a) of this Agreement.

“Investor” and “Investors” have the meanings specified therefor in the introductory paragraph of this Agreement.

“Liquidated Damages” has the meaning specified therefor in Section 2.01(b) of this Agreement.

“Liquidated Damages Multiplier” means the product of the Common Unit Price times the number of Purchased Units purchased by such Investor and that may not be disposed of without restriction and without the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act.

“Losses” has the meaning specified therefor in Section 2.09(a) of this Agreement.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.

“Opt-Out Notice” has the meaning specified therefor in Section 2.02(a) of this Agreement.

“Parity Securities” has the meaning specified therefor in Section 2.02(b) of this Agreement.

“Partnership” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Registrable Securities” means (i) the Common Units to be acquired by the Investors pursuant to the Common Unit Purchase Agreement and (ii) any Common Units issued as Liquidated Damages pursuant to Section 2.01(b) of this Agreement.

“Registration Expenses” has the meaning specified therefor in Section 2.08(b) of this Agreement.

“Registration Statement” has the meaning specified therefor in Section 2.01(a) of this Agreement.

“Selling Expenses” has the meaning specified therefor in Section 2.08(b) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.

“Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.09(a) of this Agreement.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Common Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (c) when such Registrable Security is held by the Partnership or one of its subsidiaries or Affiliates; (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.11 hereof or (e) when such Registrable Security becomes eligible for resale without restriction and without the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Registration.

(a) Effectiveness Deadline. Following the date hereof, but no later than 30 days following the Closing Date, the Partnership shall prepare and file a registration statement under the Securities Act to permit the public resale of Registrable Securities then outstanding from time to time as permitted by Rule 415 of the Securities Act with respect to all of the Registrable Securities (the “Registration Statement”). The Registration Statement filed pursuant to this Section 2.01(a) shall be on such appropriate registration form or forms of the Commission as shall be selected by the Partnership so long as it permits the continuous offering of the Registrable Securities pursuant to Rule 415 (or any similar provision then in effect) under the Securities Act at then then-prevailing market prices. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement to become effective on or as soon as practicable after filing. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.01(a) to be effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement or documents incorporated therein by reference, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within two (2) Business Days of such date, the Partnership shall provide the Holders with written notice of the effectiveness of the Registration Statement.

(b) Failure to Go Effective. If the Registration Statement required by Section 2.01(a) is not declared effective within 120 days of the Closing Date, then each Holder shall be entitled to a payment (with respect to the Purchased Units of each such Holder), as liquidated damages and not as a penalty, of 0.25% of the Liquidated Damages Multiplier per 30-day period, that shall accrue daily, for the first 30 days following the 120th day, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period, that shall accrue daily, for each subsequent 30 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period (the “Liquidated Damages”). The Liquidated Damages payable pursuant to the immediately preceding sentence shall be payable within ten (10) Business Days after the end of each such 30-day period. Any Liquidated Damages shall be paid to each Holder in immediately available funds; provided, however, if the Partnership certifies that it is unable to pay Liquidated Damages in cash because such payment would result in a breach under a credit facility or other debt instrument, then the Partnership may pay the Liquidated Damages in kind in the form of the issuance of additional Common Units. Upon any issuance of Common Units as Liquidated Damages, the Partnership shall promptly (i) prepare and file an amendment to the Registration Statement prior to its effectiveness adding such Common Units to such Registration Statement as additional Registrable Securities and (ii) prepare and file a supplemental listing application with the NYSE to list such additional Common Units. The determination of the number of Common Units to be issued as Liquidated Damages shall be equal to the amount of Liquidated Damages divided by the volume-weighted average closing price of the Common Units on the NYSE for the ten (10) trading days immediately preceding the date on which the Liquidated Damages payment is due, less a discount to such average closing price of 2.00%. The payment of Liquidated Damages to a Holder shall cease at the earlier of (i) the Registration Statement becoming effective or (ii) when such Holder no longer holds Registrable Securities, assuming that each Holder is not an Affiliate of the Partnership, and any payment of Liquidated Damages shall be prorated for any period of less than 30 days in which the payment of Liquidated Damages ceases. If the Partnership is unable to cause a Registration Statement to go effective within 180 days after the Closing Date as a result of an acquisition, merger, reorganization, disposition or other similar transaction, then the Partnership may request a waiver of the Liquidated Damages, and each Holder may individually grant or withhold its consent to such request in its discretion.

Section 2.02 Piggyback Rights.

(a) Participation. In the event the Registrable Securities may not be disposed of without restriction pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act, if the Partnership proposes to file (i) a shelf registration statement other than the Registration Statement contemplated by Section 2.01(a), (ii) a prospectus supplement to an effective shelf registration statement, other than the Registration Statement contemplated by Section 2.01(a) of this Agreement and Holders may be included without the filing of a post-effective amendment thereto, or (iii) a registration statement, other than a shelf registration statement, in each case, for the sale of Common Units in an Underwritten Offering for its own account and/or another Person, then as soon as practicable following the engagement of counsel by the Partnership to prepare the documents to be used in connection with an Underwritten Offering, the Partnership shall give notice (including, but not limited to, notification by electronic mail) of such proposed Underwritten Offering to each Holder (together with its Affiliates) holding at least $30 million of the then-outstanding Registrable Securities (based on the Common Unit Price) and such notice shall offer such Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that if the Partnership has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Common Units in the Underwritten Offering, then (A) the Partnership shall not be required to offer such opportunity to the Holders or (B) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b). Any notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.01 hereof and receipt of such notice shall be confirmed by the Holder. Each such Holder shall then have two (2) Business Days (or one (1) Business Day in connection with any overnight or bought Underwritten Offering) after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no written request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Partnership shall determine for any reason not to undertake or to delay such Underwritten Offering, the Partnership may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Partnership of such withdrawal at or prior to the time of pricing of such Underwritten Offering. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Partnership requesting that such Holder not receive notice from the Partnership of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Partnership shall not be required to deliver any notice to such Holder pursuant to this Section 2.02(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Partnership pursuant to this Section 2.02(a). The Holders indicated on Schedule A hereto shall each be deemed to have delivered an Opt-Out Notice as of the date hereof.

(b) Priority. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering advises the Partnership that the total amount of Registrable Securities that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Units offered or the market for the Common Units, then the Common Units to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises the Partnership can be sold without having such adverse effect, with such number to be allocated (i) first, to the Partnership and (ii) second, pro rata among the Selling Holders who have requested participation in such Underwritten Offering and, except as provided in clause (i), any other holder of securities of the Partnership having rights of registration that are neither expressly senior nor subordinated to the Registrable Securities (the “Parity Securities”). The pro rata allocations for each Selling Holder who has requested participation in such Underwritten Offering shall be the product of (a) the aggregate number of Registrable Securities proposed to be sold in such Underwritten Offering multiplied by (b) the fraction derived by dividing (x) the number of Registrable Securities owned on the Closing Date by such Selling Holder by (y) the aggregate number of Registrable Securities owned on the Closing Date by all Selling Holders plus the aggregate number of Parity Securities owned on the Closing Date by all holders of Parity Securities that are participating in the Underwritten Offering.

(c) Termination of Piggyback Registration Rights. Each Holder’s rights under Section 2.02 shall terminate upon the earlier to occur of (i) such Holder (together with its Affiliates) ceasing to hold at least $30 million of Registrable Securities (based on the Common Unit Price) or (ii) upon non-affiliates being permitted to sell without volume limitations under Rule 144. Each Holder shall notify the Partnership in writing when such Holder holds less than $30 million of Registrable Securities (based on the Common Unit Price).

Section 2.03 Delay Rights.

Notwithstanding anything to the contrary contained herein, the Partnership may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement or other registration statement contemplated by this Agreement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement or other registration statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement or other registration statement contemplated by this Agreement but may settle any previously made sales of Registrable Securities) if (i) the Partnership is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Partnership determines in good faith that the Partnership’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Registration Statement or other registration statement or (ii) the Partnership has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Partnership, would materially adversely affect the Partnership; provided, however, in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Registration Statement or other registration statement for a period that exceeds an aggregate of 60 days in any 180-day period or 105 days in any 365-day period, in each case, exclusive of days covered by any lock-up agreement executed by a Selling Holder in connection with any Underwritten Offering. Upon disclosure of such information or the termination of the condition described above, the Partnership shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

If (i) the Selling Holders shall be prohibited from selling their Registrable Securities under the Registration Statement or other registration statement contemplated by this Agreement as a result of a suspension pursuant to the immediately preceding paragraph in excess of the periods permitted therein or (ii) the Registration Statement or other registration statement contemplated by this Agreement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within 30 Business Days by a post-effective amendment thereto, a supplement to the prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or l5(d) of the Exchange Act, then, until the suspension is lifted or a post-effective amendment, supplement or report is filed with the Commission, but not including any day on which a suspension is lifted or such amendment, supplement or report is filed and declared effective, if applicable, the Partnership shall pay the Selling Holders an amount equal to the Liquidated Damages, following the earlier of (x) the date on which the suspension period exceeded the permitted period and (y) the sixty-first (61st) Business Day after the Registration Statement or other registration statement contemplated by this Agreement ceased to be effective or failed to be useable for its intended purposes, as liquidated damages and not as a penalty (for purposes of calculation Liquidated Damages, the date in (x) or (y) above shall be deemed the “90th day,” as used in the definition of Liquidated Damages). For purposes of this paragraph, a suspension shall be deemed lifted on the date that notice that the suspension has been terminated is delivered to the Selling Holders. Liquidated Damages pursuant to this paragraph shall cease upon the Purchased Units of such Holder becoming eligible for resale without restriction and without the need for current public information under any section of Rule 144 (or any similar provision then in effect) under the Securities Act, assuming that each Holder is not an Affiliate of the Partnership, and any payment of Liquidated Damages shall be prorated for any period of less than 30 days in which the payment of Liquidated Damages ceases.

Section 2.04 Underwritten Offerings.

(a) General Procedures. In connection with any Underwritten Offering under this Agreement, the Partnership shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Partnership shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Partnership to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with the Partnership or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Partnership and the Managing Underwriter; provided, however, that such withdrawal must be made up to and including the time of pricing of such Underwritten Offering. No such withdrawal or abandonment shall affect the Partnership’s obligation to pay Registration Expenses. The Partnership’s management may but shall not be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering.

(b) No Demand Rights. Notwithstanding any other provision of this Agreement, no Holder shall be entitled to any “demand” rights or similar rights that would require the Partnership to effect an Underwritten Offering solely on behalf of the Holders.

Section 2.05 Sale Procedures. In connection with its obligations under this Article II, the Partnership will, as expeditiously as possible:

(a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;

(b) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Registration Statement and the Managing Underwriter at any time shall notify the Partnership in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Partnership shall use its commercially reasonable efforts to include such information in such prospectus supplement;

(c) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

(d) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Partnership will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(e) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(f) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Partnership of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Partnership agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(g) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(h) in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Partnership dated the date of the closing under the underwriting agreement and (ii) a “cold comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Partnership’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Partnership and such other matters as such underwriters and Selling Holders may reasonably request;

(i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j) make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and Partnership personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, that the Partnership need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Partnership;

(k) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Partnership are then listed;

(l) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Partnership to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(m) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(n) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities; and

(o) if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

The Partnership shall not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any registration statement without such Holder’s consent. If the staff of the Commission requires the Partnership to name any Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act or the Partnership deems it advisable, on the advice of counsel, to so name any Holder, and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the Registration Statement, such Holder shall no longer be entitled to receive Liquidated Damages under this Agreement with respect thereto, the Partnership shall have no further obligations hereunder with respect to Registrable Securities held by such Holder and such Holder shall have been deemed to have terminated this Agreement with respect to such Holder.

Each Selling Holder, upon receipt of notice from the Partnership of the happening of any event of the kind described in subsection (f) of this Section 2.05, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) of this Section 2.05 or until it is advised in writing by the Partnership that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Partnership, such Selling Holder will, or will request the Managing Underwriter or Underwriters, if any, to deliver to the Partnership (at the Partnership’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.06 Cooperation by Holders. The Partnership shall have no obligation to include Registrable Securities of a Holder in the Registration Statement or in an Underwritten Offering pursuant to Section 2.02(a) who has failed to timely furnish such information that the Partnership determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.07 Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities agrees to enter into a customary letter agreement with underwriters providing such Holder will not effect any public sale or distribution of Registrable Securities during the 60 calendar day period beginning on the date of a prospectus or prospectus supplement filed with the Commission with respect to the pricing of any Underwritten Offering, provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Partnership or the officers, directors or any other Affiliate of the Partnership on whom a restriction is imposed and (ii) the restrictions set forth in this Section 2.07 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder. In addition, this Section 2.07 shall not apply to any Holder that is not entitled to participate in such Underwritten Offering, whether because such Holder delivered an Opt-Out Notice prior to receiving notice of the Underwritten Offering, because such Holder holds less than $30 million of the then-outstanding Registrable Securities or because the Registrable Securities held by such Holder may be disposed of without restriction pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act.

Section 2.08 Expenses.

(a) Expenses. The Partnership will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.09 hereof, the Partnership shall not be responsible for professional fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

(b) Certain Definitions. “Registration Expenses” means all expenses incident to the Partnership’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01(a) or an Underwritten Offering covered under this Agreement, and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes and the fees and disbursements of counsel and independent public accountants for the Partnership, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting fees, discounts and selling commissions or similar fees or arrangements allocable to the sale of the Registrable Securities.

Section 2.09 Indemnification.

(a) By the Partnership. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees and agents and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Partnership will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.

(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Partnership, the General Partner, its directors, officers, employees and agents and each Person, if any, who controls the Partnership within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Partnership to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2.09. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.09 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party.

(d) Contribution. If the indemnification provided for in this Section 2.09 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 2.09 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Partnership agrees to use its commercially reasonable efforts to:

(a) make and keep public information regarding the Partnership available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b) file with the Commission in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Securities, furnish, (i) to the extent accurate, forthwith upon request, a written statement of the Partnership that it has complied with the reporting requirements of Rule 144 under the Securities Act, and (ii) unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Solely for purposes of this Section 2.10, the term “Registrable Securities” shall be read without regard to the limitation set forth in Section 1.02(e).

Section 2.11 Transfer or Assignment of Registration Rights. The rights to cause the Partnership to register Registrable Securities granted to the Investors by the Partnership under this Article II may be transferred or assigned by any Investor to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Investor, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $30 million of Registrable Securities (based on the Common Unit Price), (b) the Partnership is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Investor under this Agreement and (d) the transferor or assignor is not relieved of any obligations or liabilities hereunder arising out of events occurring prior to such transfer.

Section 2.12 Limitation on Subsequent Registration Rights. From and after the date hereof, the Partnership shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any current or future holder of any securities of the Partnership that would allow such current or future holder to require the Partnership to include securities in any registration statement filed by the Partnership on a basis other than pari passu with, or expressly subordinate to the rights of, the Holders of Registrable Securities hereunder.

ARTICLE III

MISCELLANEOUS

Section 3.01 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

(a) if to an Investor, to the respective address listed on Schedule A hereof;

(b) if to a transferee of an Investor, to such Holder at the address provided pursuant to Section 2.11 above; and

(c) if to the Partnership:

Shell Midstream Partners, L.P.

One Shell Plaza

910 Louisiana Street

Houston, Texas 77002

Attention: General Counsel

Facsimile: 713-241-1444

with a copy to:

Baker Botts L.L.P.

One Shell Plaza

910 Louisiana Street

Houston, Texas 77002

Attention: Hillary H. Holmes

Facsimile: 713-229-1508

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.

Section 3.02 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.03 Assignment of Rights. All or any portion of the rights and obligations of any Investor under this Agreement may be transferred or assigned by such Investor only in accordance with Section 2.11 hereof.

Section 3.04 Recapitalization, Exchanges, Etc. Affecting the Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations, pro rata distributions of units and the like occurring after the date of this Agreement.

Section 3.05 Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.

Section 3.06 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section 3.07 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.08 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.09 Governing Law. THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

Section 3.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.11 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Partnership set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.12 Amendment. This Agreement may be amended only by means of a written amendment signed by the Partnership and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.13 No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.14 Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Investors (and their permitted transferees and assignees) and the Partnership shall have any obligation hereunder and that, notwithstanding that one or more of the Investors may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or

Affiliate of any of the Investors or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Investors or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Investors under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of an Investor hereunder.

Section 3.15 Interpretation. Article and Section references to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by an Investor under this Agreement, such action shall be in such Investor’s sole discretion unless otherwise specified.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

SHELL MIDSTREAM PARTNERS, L.P.

By:	SHELL MIDSTREAM PARTNERS GP LLC
(its General Partner)

By:
Susan M. Ward
Vice President and Chief Financial Officer

Signature Page to Registration Rights Agreement

[UNITHOLDER]

By:
Name:
Title:

Signature Page to Registration Rights Agreement

Schedule A – Investor Name; Notice and Contact Information

Purchaser Name (Please list each fund)	Notice and Contact Information	AST Account Number and Tax I.D. Number	Opt-Out election (Section 2.02(a))

Schedule A to Registration Rights Agreement

Exhibit B – Form of Opinion of Baker Botts L.L.P.

1. Existence and Good Standing. Each of the Partnership Parties is validly existing and in good standing as a limited partnership or limited liability company, as the case may be, under the laws of the State of Delaware.

2. Power and Authority to Act as General Partner of the Partnership. The General Partner has all requisite power and authority to act as general partner of the Partnership in all material respects.

3. Valid Issuance of the Units. The Units to be purchased by the Purchasers from the Partnership and the limited partner interests represented thereby have been duly authorized for issuance and sale to the Purchasers pursuant to the Purchase Agreement and, when issued and delivered by the Partnership pursuant to the Purchase Agreement against payment of the consideration set forth therein, will be validly issued and fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

4. Capitalization. After giving effect to the issuance and sale of the Units pursuant to the Purchase Agreement, the issued and outstanding limited partner interests of the Partnership consist of 75,167,376 Common Units, 67,475,068 Subordinated Units and the Incentive Distribution Rights.

5. No Preemptive Rights, Registration Rights or Options. There are no (i) preemptive rights, rights of first refusal or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership; or (ii) outstanding options or warrants to purchase any securities of the Partnership, in each case pursuant to or under any agreement or other instrument filed as an exhibit to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014.

6. Authority and Authorization. The Partnership has all requisite limited partnership power and authority to execute and deliver each of the Operative Documents and to perform its obligations thereunder. The Partnership has all requisite limited partnership power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in the Purchase Agreement and the Partnership Agreement. All limited partnership action required to be taken by the Partnership for the authorization, issuance, sale and delivery of the Units, the execution and delivery by the Partnership of the Operative Documents and the consummation of the transactions provided for in the Operative Documents has been validly taken.

7. Authorization of the Operative Documents. The Operative Documents have been duly authorized, executed and delivered by the Partnership.

8. Enforceability of Registration Rights Agreement. Assuming the due authorization, execution and delivery by the other parties thereto, the Registration Rights Agreement is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; provided that the enforceability

Exhibit B to Common Unit Purchase Agreement

thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

9. Non-contravention. None of (A) the offering, issuance or sale by the Partnership of the Units or (B) the execution, delivery and performance of the Operative Documents by the Partnership (i) constitutes or will constitute a violation of the Partnership Agreement, (ii) constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under any agreement or other instrument filed as an exhibit to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014, or (iii) violates or will violate the Delaware LP Act or federal law, which conflicts, breaches, violations, defaults or Liens, in the case of clause (ii) or (iii), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided, however, that we express no opinion in this paragraph 8 with respect to federal or state securities laws and other anti-fraud laws.

10. Investment Company Act. The Partnership is not, and after giving effect to the use of proceeds from the sale of the Units to partially fund the Drop-Down as described in the Purchase Agreement, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

11. Registration. Assuming the accuracy of the representations and warranties of the Purchasers and the Partnership contained in the Purchase Agreement, the offer, issuance and sale of the Units by the Partnership to the Purchasers solely in the manner contemplated by the Purchase Agreement are exempt from the registration requirements of the Securities Act; provided that no opinion is expressed as to any subsequent sale or resale of the Units.

In rendering the opinion expressed in paragraph 1 above as to the valid existence and good standing of the Partnership Parties organized in the State of Delaware, we have relied solely upon certificates from the Secretary of State of the State of Delaware.

In rendering the opinion expressed in paragraph 7 above, we express no opinion with respect to the legality, validity, binding nature or enforceability of any provisions of the Registration Rights Agreement (i) purporting to release or exculpate any party from liability for the acts or omissions of such party proximately causing damages or injuries as result of such party’s negligence, willful misconduct or strict liability, or purporting to impose a duty upon any party to indemnify, or make contribution to, any other party when any claimed damages or liability result from the negligence, strict liability, willful misconduct of, or the violation of federal or state securities or anti-fraud laws by, the party seeking such indemnity or contribution, (ii) relating to waivers of rights or precluding any party from asserting claims or defenses or for obtaining certain rights or remedies, (iii) requiring the resolution of any controversies, disputes or claims by arbitration or by reference to a third-party expert, (iv) restricting access to courts or to legal or equitable remedies or affecting the jurisdiction or venue of courts or purporting to

Exhibit B to Common Unit Purchase Agreement

grant the remedy of specific performance or other equitable remedy, (v) relating to the severability of invalid terms, the reformation of contracts and similar provisions, (vi) to the extent a court would take into account the reasonableness of economic remedies including without limitation, penalties or liquidated damages, (vii) purporting to require parties to negotiate or agree in the future, (viii) whether a “best efforts” or similar clause sets an objective goal to be accomplished, (ix) provisions purporting to permit cumulative remedies, or (x) the enforceability of provisions to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

In addition, we do not express any opinion with respect to (A) any permits or title to own or operate any real or personal property, or (B) state or local, estate, gift or alternative minimum taxes or tax statutes.

The opinions set forth above are limited in all respects to matters of the contract laws of the State of New York, the Delaware LLC Act, the Delaware LP Act and applicable federal law of the United States, each as in effect on the date hereof, and we express no opinion as to the law of any other jurisdiction.

Exhibit B to Common Unit Purchase Agreement

Exhibit C – Form of Opinion of General Counsel

I am Vice President, General Counsel and Secretary of Shell Midstream Partners GP LLC, a Delaware limited liability company (the “General Partner”) and the general partner of Shell Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”), and have acted as counsel for the General Partner in connection with the private placement by the Partnership to the Purchasers (as defined below) of an aggregate of 7,692,308 common units representing limited partner interests in the Partnership (the “Units”).

This opinion is being furnished at the request of the Partnership under (a) Section 2.6(d) of the Common Unit Purchase Agreement dated May 12, 2015 (the “Purchase Agreement”) among the several purchasers party thereto (the “Purchasers”), the Partnership and the General Partner (and together with the Partnership, the “Partnership Parties”), relating to the private placement by the Partnership to the Purchasers of the Units and (b) Section 3(d) of the Engagement Letter dated May 7, 2015 (the “Engagement Letter”) among Barclays Capital Inc. (“Barclays”) and the Partnership, relating to the appointment of Barclays as placement agent in connection with the above-referenced private placement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

I have examined the originals or copies, certified or otherwise identified, of the Purchase Agreement and the Registration Rights Agreement dated May 18, 2015 among the Partnership Parties and the Purchasers (together with the Purchase Agreement, the “Operative Documents”) and the certificate of formation, limited liability company agreement, limited partnership agreement or other governing documents, as applicable, of the Partnership Parties, each as amended to date, corporate records of the Partnership Parties, including minute books of the Partnership Parties and resolutions of the Board of Directors of the General Partner, certificates of public officials and of representatives of the Partnership Parties, statutes and other instruments and documents as I have deemed necessary or appropriate to form a basis for the opinions hereinafter expressed. In giving such opinions, I have relied upon certificates, statements or other representations of officers or authorized agents of the Partnership Parties and the Purchasers with respect to the accuracy of the material factual matters contained in or covered by such certificates, statements or representations.

I have assumed: (a) the genuineness of all signatures on all documents examined by me, (b) the authenticity of all documents submitted to me as originals and the conformity to the originals of all documents submitted to me as copies, (c) the documents and certificates examined by me have been duly authorized, executed and delivered by each party thereto, other than the Partnership Parties, (d) each party to the documents examined by me, other than the Partnership Parties, has been duly formed, and is validly existing and in good standing under the laws of the jurisdiction in which it was formed, (e) each party to the documents examined by me, other than the Partnership Parties, has all requisite power and authority under its documents of organization and under any relevant law to enter into and perform each of such documents to which it is a party and (f) each document examined by me is or evidences the legal, valid and binding obligation of such party, other than the Partnership Parties.

Exhibit C to Common Unit Purchase Agreement

On the basis of the foregoing, and subject to the assumptions, limitations and qualifications set forth herein, I am of the opinion that:

1. There is not pending or threatened any action, suit, proceeding, inquiry or investigation to which any of the Partnership Parties is a party, or to which any of the properties of the Partnership Parties is subject, before or brought by any court or governmental agency or body, domestic or foreign, that are required to be described in the SEC Reports but are not so described as required.

2. There are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments, agreements or documents required to be described or referred to in the SEC Reports or to be filed as exhibits to the SEC Reports that have not been so described and filed as required.

The opinions herein expressed are subject to the following further limitations, assumptions, qualifications, exceptions and other matters:

(a) I am a member of the Bar of the State of Texas and the opinions herein expressed are limited to the laws of the State of Texas, the applicable federal statutory laws of the United States of America, the Delaware Revised Uniform Limited Partnership Act and the Delaware Limited Liability Company Act, in each instance as currently in effect, that in my experience are generally applicable to transactions of the type contemplated by the Operative Documents, without regard to the particular nature of the business or assets of the Partnership Parties and exclusive of municipal, local and county ordinances, laws, rules and regulations. No opinion is expressed herein as to the laws of any other jurisdiction.

(b) No opinion is expressed with respect to any exhibit or schedule to, or any other agreement, instrument or document referred to in, any document other than as expressly set forth in the opinions herein expressed.

(c) The opinions expressed herein are as of the date hereof (and not as of any other date) or, to the extent a reference to a certificate or other document is made herein, to such date, and I make no undertaking to amend or supplement such opinions as facts and circumstances come to my attention or changes in law occur which could affect such opinions.

This opinion is rendered solely to you in connection with the above matter, and may not be relied on by you for any other purpose (or by any other person, for any purpose whatsoever) without my prior written consent, and is not to be used, circulated, quoted, relied upon, published or otherwise referred to or disseminated for any other purpose without my prior written consent; provided that copies of this opinion may be included in closing binders of documents to be furnished to the parties to the Operative Documents and as may be expressly required by law or court proceedings.

Exhibit C to Common Unit Purchase Agreement